FORWARD FUNDS

(the “Trust”)

Forward Hoover Small Cap Equity Fund

Forward Hansberger International Growth Fund

Forward Global Emerging Markets Fund

Forward International Small Companies Fund

Forward Uniplan Real Estate Investment Fund

Forward Hoover Mini-Cap Fund

Forward Legato Fund

(the “Funds”)

Supplement dated January 13, 2006

(to the Forward Funds Investor and Institutional Class Prospectus and SAI dated July 1, 2005)

Fee Waiver by Investment Advisor

Effective January 2, 2006, the following information is added to Footnote 3 to the Annual Fund Operating Expenses tables in the Prospectus for the following Funds: Forward International Equity Fund (formerly Forward Hansberger International Growth Fund) on page 6; Forward Hoover Small Cap Equity Fund on page 14; Forward Hoover Mini-Cap Fund on page 21; Forward Global Emerging Markets Fund on page 29; Forward International Small Companies Fund on page 37; and Forward Uniplan Real Estate Investment Fund on page 45:

The Funds’ Investment Advisor, Forward Management, LLC (“Forward Management” or the “Investment Advisor”) has contractually agreed to waive a portion of its fees until January 1, 2007 for the noted share classes of the following

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Funds in amounts necessary to limit the operating expenses of these Funds’ share classes (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) as shown below:

Forward International Equity Fund – Investor Class	1.69%
Forward Hoover Small Cap Equity Fund – Investor Class	1.69%
Forward Hoover Small Cap Equity Fund – Institutional Class	1.34%
Forward Hoover Mini-Cap Fund – Investor Class	1.79%
Forward Hoover Mini-Cap Fund – Institutional Class	1.23%
Forward Global Emerging Markets Fund – Investor Class	1.89%
Forward Global Emerging Markets Fund – Institutional Class	1.59%
Forward International Small Companies Fund – Investor Class	1.56%
Forward International Small Companies Fund – Institutional Class	1.26%
Forward Uniplan Real Estate Investment Fund	1.69%

For the three years following the date on which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

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Effective January 2, 2006, the following information replaces the last two paragraphs on pages 13-14 of the SAI:

As described in the Prospectus, the Investment Advisor has agreed to limit through January 1, 2007 for all Funds except the Forward Legato Fund, for which the Investment Advisor has agreed to limit through May 1, 2006, the total expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) of the Forward International Equity Fund (formerly the Hansberger International Growth Fund) Investor Class shares to an annual rate of 1.69%, to limit the Forward Hoover Small Cap Equity Fund Investor Class shares and Institutional Class shares to an annual rate of 1.69% and 1.34%, respectively, to limit the total expenses of the Forward Hoover Mini-Cap Fund Investor Class shares and Institutional Class shares to an annual rate of 1.79% and 1.23%, respectively, to limit the total expenses of the Forward Global Emerging Markets Fund Investor Class shares and Institutional Class shares to an annual rate of 1.89% and 1.59%, respectively, and to limit the Forward International Small Companies Fund Investor Class shares and Institutional Class shares to an annual rate of 1.56% and 1.26%, respectively, and to limit the total expenses of the Forward Uniplan Real Estate Investment Fund Investor Class shares to an annual rate of 1.69%, and to limit through May 1, 2006 the total expenses of the Forward Legato Fund Institutional Class shares to an annual rate of 1.25%.

Pursuant to these agreements, each Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by a Fund to the Investment Advisor will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was

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incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the date on which the expense was incurred. The Investment Advisor has agreed to limit expenses through January 1, 2007 for all funds described in the Prospectus expect the Forward Legato Fund, where the Investment Advisor has agreed to limit expense through May 1, 2006. There is no assurance that these expense limitations will be continued on beyond January 1, 2007 and May 1, 2006, respectively.

Appointment of a new Administrator

Effective March 1, 2006, ALPS Mutual Funds Services, Inc. (“AMFS” or “Administrator”) will serve as administrator to the Funds. Effective March 1, 2006, all references in the Prospectus and Statement of Additional Information to the Administrator will be to AMFS. In addition, effective March 1, 2006, all references to the address of the Administrator will be to 1625 Broadway, Suite 2200, Denver, CO 80202.

Effective March 1, 2006, the following information replaces the information found in the second paragraph beginning with the heading “Administrative Services and Transfer Agent” on Page 31 of the SAI:

Administrator. AMFS, whose principal business address is 1625 Broadway, Suite 2200, Denver, CO 80202, acts as the Funds’ administrator. As administrator, AMFS performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as administrator, the Funds pay AMFS fees based on the average

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net assets of each Fund, accrued daily and payable monthly by the Funds at the following annual rate:

Average Net Assets	Annual Fee
Up to and including $1 billion	0.065%
In excess of $1 billion up to and including $3 billion	0.035%
In excess of $3 billion	0.030%

The Administration Agreement between the Funds and AMFS has an initial term of three years and will renew automatically for successive one-year terms. Shareholder inquiries may be directed to AMFS at P.O. Box 1345, Denver, CO 80201.

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